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                                                                    EXHIBIT 10.6



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                                 FIFTH AMENDMENT
                                       TO
                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
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         Fifth Amendment dated as of June 5, 2002 to the Fourth Amended and
Restated Credit Agreement (the "Amendment"), by and among HPSC, INC., a Delaware corporation (the "Borrower"), AMERICAN COMMERCIAL FINANCE COMPANY, a Delaware corporation (the "Guarantor" or "ACFC"), FLEET NATIONAL BANK and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), and Fleet National Bank as agent for the Banks (in such capacity, the "Agent"), amending certain provisions of the Fifth Amended and Restated Credit Agreement dated as of May 12, 2000 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Guarantor, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement, as specifically set forth in this Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT.

         (a) Section 1.1 of the Credit Agreement is hereby amended by amending and restating in its entirety the definition of "Revolving Credit Loan Maturity Date":

         REVOLVING CREDIT LOAN MATURITY DATE. The first to occur of (x) August 5, 2002 or (y) termination, as determined by the Agent in its sole and absolute discretion, of the Borrower's proposed financing arrangements with Foothill Capital Corporation and others described in the Foothill Proposal Letter.

         (b) Section 1.1 of the Credit Agreement is hereby amended by amending clause (x) of the proviso of the definition of "Borrowing Base" as follows:

         "(x) the net amount attributable to ACFC Receivables included in the Borrowing Base shall not comprise more than 50% of the Borrowing Base and shall not exceed $20,000,000 and".

         (c) Section 4.3 of the Credit Agreement is hereby deleted in its entirety and replaced with the following new Section 4.3:

         4.3 REPAYMENTS OF THE TERM LOAN. The Borrower promises to pay to the Agent for the account of the Banks the principal amount of the Term Loan in four (4) installments, the first three of which shall each equal as nearly as possible to 1/4th of the principal amount of the Term Loan outstanding on the Revolving Credit Loan Maturity Date, such


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         installments to be due and payable on August 5, 2002, November 5, 2002 and February 5, 2003, with a final payment on the Term Loan Maturity Date in an amount equal to the unpaid balance of the Term Loan.

         (d) The date "May 5, 2002" in Section 5.1.1 is hereby deleted and replaced with "August 5, 2002".

         (e) Section 9 of the Credit Agreement is hereby amended by inserting the following new Section 9.18:

         9.18. DISCLOSURES CONCERNING ACFC DEFALCATION INVESTIGATION. Upon the first to occur of: (i) completion by Pricewaterhouse Coopers of its investigation of the ACFC defalcation disclosed to Agent and the Banks on or before June 1, 2002 (the "ACFC Defalcation") and its internal investigation of the Borrower related thereto (the "Related Audit") or
         (ii) June 24, 2002, the Borrower shall furnish to the Agent such information in connection with the ACFC Defalcation and the Related Audit as the Agent shall reasonably request to enable the Agent and the Banks to determine whether a material adverse change has occurred with respect to the Borrower and its subsidiaries by reason of the ACFC Defalcation.

         (f) The first sentence of the provision at the end of Section 11 is hereby amended to read in its entirety as follows:

         For purposes of determining compliance with Section 11.1 for the fiscal quarter ending June 30, 2002, the Newco Transaction Costs shall be excluded from such calculation.

         (g) Section 13 of the Credit Agreement is hereby amended by inserting the following new section 13.6 at the end thereof:

         13.6. RENEWAL OF LIQUIDITY FACILITY. Not later than June 24, 2002, the Bravo Credit Agreement shall have been renewed for a term not less than one (1) year.

         SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Agent receives (a) a counterpart of this Amendment, executed by the Borrower, the Guarantor and all of the Banks, (b) payment by the Borrower of the fees referred to in Section 3 and (d) such other documents as the Agent may request.

         SECTION 3. FEES. On the date of the closing of this Fifth Amendment, the Borrower will pay to the Agent to for the account of each Bank the amendment fee in the amount set forth below:

                  Fleet National Bank                         $117,889.23
                  Key Bank National Association               $ 62,312.85
                  PNC Bank, National Association              $ 33,682.64
                  Banknorth, N.A.                             $ 33,682.64
                  Citizens Bank of Massachusetts              $ 33,682.64
                                                       TOTAL  $281,250.00


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         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in SECTION 8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, and to the extent that such representations and warranties relate expressly to an earlier date), PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

         SECTION 5. WAIVER AND RELEASE. The Borrower (and by its execution of the Ratification by Guarantor hereto, the Guarantor) hereby represent, warrant and agree that neither of them has any claims, defenses, counterclaims or offsets against the Agent or any Bank in connection with the Credit Agreement or the Obligations and, to the extent that any such claim, defense, counterclaim or offset may exist, the Borrower and the Guarantor hereby affirmatively WAIVE AND RELEASE the Agent and the Banks from the same.

         SECTION 6. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the Security Documents and all documents, instruments and agreements related there to are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SECTION 7. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Bank. Without limiting the foregoing, the Agent and the Banks hereby expressly reserve any and all rights and remedies against the Borrower and the Guarantor arising out of, or in connection with, the ACFC Defalcation.

         SECTION 8. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

                         **NEXT PAGE IS SIGNATURE PAGE**




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         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.


                               HPSC, INC.



                               By:  /S/ JOHN W. EVERETS
                                    -------------------------------------------
                                    Name: John W. Everets
                                    Title: Chairman and Chief Executive
                                              Officer


                               FLEET NATIONAL BANK, individually and as Agent



                               By:  /S/ C. CHRISTOPHER SMITH
                                    -------------------------------------------
                                    Name: C. Christopher Smith
                                    Title: Vice President


                               KEYBANK NATIONAL ASSOCIATION



                               By:  /S/ MITCHELL B. FELDMAN
                                    -------------------------------------------
                                    Name: Mitchell B. Feldman
                                    Title: Senior Vice President


                               PNC BANK, NATIONAL ASSOCIATION
                               (SUCCESSOR TO NATIONAL BANK OF CANADA)


                               By:  /S/ EDWARD CHONKO
                                    -------------------------------------------
                                    Name: Edward Chonko
                                    Title: AVP




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                               BANKNORTH, N.A.
                               (F/K/A FIRST MASSACHUSETTS BANK, N.A.)



                               By:  /S/ JOHN R. SUNDSTROM
                                    -------------------------------------------
                                    Name: John R. Sundstrom
                                    Title: Senior Vice President



                               CITIZENS BANK OF MASSACHUSETTS



                               By:  /S/ DAVID FARWELL
                                    -------------------------------------------
                                    Name: David Farwell
                                    Title: Vice President








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                            RATIFICATION BY GUARANTOR

         The undersigned Guarantor hereby acknowledges and consents to the foregoing Amendment as of June 5, 2002 and agrees that the Guaranty dated as of June 23, 1994 from the undersigned in favor of the Agent and each of the Banks, as amended by Omnibus Amendment No. 4 to Security Documents, dated as of May 12, 2000, and each of the other Security Documents to which it is a party remain in full force and effect, and the Guarantor confirms and ratifies all of its obligations thereunder.

                               AMERICAN COMMERCIAL
                               FINANCE CORPORATION



                               By:  /S/ JOHN W. EVERETS
                                    -------------------------------------------
                                    Name: John W. Everets
                                    Title: Executive Vice President












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